United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2007

Stamford Industrial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25781	41-1844584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Landmark Square, 21st Floor, Stamford Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 428-2200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Reference is made to the information set forth below under Item 5.02(e).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Material Compensatory Plan, Contract or Arrangement with Chief Executive Officer, Chief Financial Officer, or Named Executive Officer.

Chief Executive Officer and President

Effective December 27, 2007, Stamford Industrial Group, Inc., a Delaware corporation (the "Company") and Mr. Albert W. Weggeman, the President and Chief Executive Officer of the Company, agreed to cancel the restricted stock award that was granted to Mr. Weggeman pursuant to the terms of his employment agreement dated as of September 22, 2006, and to issue to Mr. Weggeman a new restricted stock award pursuant to the Company's 2007 Stock Incentive Plan (the "Plan"). Under the new award, Mr. Weggeman shall earn shares of restricted common stock (the “Restricted Stock”) on the following basis: (i) $1,000,000 of Restricted Stock upon the Company achieving annual earnings before interest, taxes, depreciation and amortization, and excluding capital gains ("Adjusted EBITDA" as defined in the Plan) as computed by the Company on or prior to its filing of its annual report on Form 10-K, on a consistent basis, of at least $25,000,000 in a fiscal year of the Company commencing after fiscal year ended December 31, 2007; (ii) $1,000,000 of Restricted Stock upon the Company achieving annual Adjusted EBITDA as computed by the Company on or prior to its filing of its annual report on Form 10-K, on a consistent basis, of at least $50,000,000 in a subsequent fiscal year of the Company; and (iii) $1,000,000 of Restricted Stock upon the Company achieving annual Adjusted EBITDA as computed by the Company on or prior to its filing of its annual report on Form 10-K, on a consistent basis, of at least $75,000,000 in a subsequent fiscal year of the Company. Each of the grants specified in (i)-(iii) above are one-time grants which vest on the date on which the Company’s Form 10-K is filed in respect of the fiscal year for which the grant is being made and the grant price will be the closing price of the Common Stock of the Company on the principal exchange on which it is traded on such date.

Also effective December 27, 2007, the Company and Mr. Weggeman agreed to cancel non-plan options to purchase 2,491,419 shares of the Company's common stock at an exercise price of $0.64 per share, which were granted to Mr. Weggeman pursuant to the terms of his employment agreement dated as of September 22, 2006, and award to Mr. Weggeman options under the Plan to purchase 2,491,419 shares of common stock at an exercise price of $1.25 per share, which was the closing price of the common stock as reported by the OTC Pink Sheet Electronic Quotation Service on December 27, 2007. Options to purchase (i) 484,442 shares are immediately vested and exercisable, (ii) 761,267 shares shall vest and become exercisable in 22 equal consecutive monthly tranches commencing on January 3, 2008; provided, that, upon the occurrence of a Change-of-Control Event as defined in the Plan, the vesting of such 761,267 shares shall accelerate and they shall automatically vest, to the extent not previously vested, immediately prior to the effective time of such Change-of-Control Event, and (iii) 1,245,710 shares shall vest and become exercisable upon the occurrence of both of the following events: (A) the Company's common stock reaching a price of at least $5.12 per share (subject to adjustment for stock splits and similar events) for 20 consecutive trading days, and (B) the aggregate amount of Adjusted EBITDA for any four consecutive calendar quarters, commencing with the calendar quarter beginning January 1, 2008, being not less than $70,000,000; provided, that, if the conditions specified in clauses (A) and (B) of this clause (iii) have not been satisfied on or before the fourth anniversary of the date of grant of such options, then the options described in this clause (iii) shall have lapsed without vesting. The 1,245,710 shares acquirable under clause (iii) described above may not be sold or otherwise transferred (except on the death of Mr. Weggeman) prior to December 27, 2011.

Also effective December 27, 2007, the Company and Mr. Weggeman entered into a deferred compensation agreement pursuant to which Mr. Weggeman would be entitled to receive deferred compensation of up to $1,519,766, which may be reduced if the stock price at the time of distribution is less than $1.25. The deferred compensation shall vest on the following basis:

(i)	19.4% shall be immediately vested;

(ii)	30.6% shall vest in twenty-two equal monthly consecutive tranches commencing on December 27, 2007, subject to Mr. Weggeman's being employed by the Company on each vesting date;

(iii)	up to 50.0% shall vest as follows, provided that Mr. Weggeman is actively employed as of the vesting date:

(A)
16.7% shall vest as of March 31, 2008, if the Company’s Adjusted EBITDA for the year ending December 31, 2007 (“Year 1”) is not less than $13,800,000 (the “Year 1 Target”); if the Year 1 Target is not achieved, and if the sum of the Company’s Adjusted EBITDA for the years ending December 31, 2007 and 2008 is not less than the sum of the Year 1 Target plus the Year 2 Target (as defined below), then the such 16.7% shall vest as of March 31, 2009;

(B)
16.7% shall vest as of March 31, 2009, if the Company’s Adjusted EBITDA for the year ending December 31, 2008 (“Year 2”) is not less than $15,700,000 (the “Year 2 Target”); if the Year 2 Target is not achieved, and if the sum of the Company’s Adjusted EBITDA for the years ending December 31, 2008 and 2009 is not less than the sum of the Year 2 Target plus the Year 3 Target (as defined below), then such 16.7% shall vest as of March 31, 2010;

(C)
16.6% shall vest as of March 31, 2010, if the Company’s Adjusted EBITDA for the year ending December 31, 2009 (“Year 3”) is not less than $17,200,000 (the “Year 3 Target”); if (i) the Year 3 Target is not achieved, and (ii) the Company renews the employment agreement of Mr. Weggeman for another three-year term, and (iii) the sum of the Company’s Adjusted EBITDA for the years ending December 31, 2009 and 2010 is not less than the sum of the Year 3 Target plus the Year 4 Target (as defined hereinafter), then such 16.6% shall vest as of March 31, 2011. “Year 4 Target” means an amount of the Company’s Adjusted EBITDA for the year ending December 31, 2010 that will be agreed upon by the parties in the renewed employment agreement, if any.

Amounts vesting on or before October 1, 2009, shall be payable not later than October 31, 2009. Amounts vesting after October 1, 2009, shall be payable promptly after vesting. Payments shall be made in cash or in common stock of the Company, as determined by the Compensation Committee in its absolute discretion.

The Company may accelerate the vesting schedules of any one or more of the foregoing agreements at any time or times in its discretion.

The foregoing descriptions of the provisions of the Restricted Stock Award, Stock Options, and Deferred Compensation Agreement do not purport to be complete and are qualified in their entirety by reference to the Restricted Stock Award Agreement, the Stock Option Agreement, and the Deferred Compensation Agreement between the Company and Mr. Weggeman, the forms of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, and the Company's 2007 Stock Incentive Plan, which is filed with the Commission as Appendix B of the Company's definitive proxy statement filed with the Commission on May 11, 2007 and incorporated herein by reference.

Chief Financial Officer

Effective December 27, 2007, the Company and Mr. Jonathan LaBarre, Chief Financial Officer of the Company, agreed to cancel options awarded to Mr. LaBarre under the Company's 1999 Equity Incentive Plan and pursuant to the terms of his employment agreement dated as of December 1, 2006, to purchase 250,000 shares of the Company's common stock at an exercise price of $2.56 per share and award to Mr. LaBarre options under the Plan to purchase 250,000 shares of stock at an exercise price of $1.25 per share, which was the closing price of the common stock in the as reported by the OTC Pink Sheet Electronic Quotation Service on December 27, 2007. Options to purchase 125,000 shares vest and become exercisable as follows: 41,666 options vest immediately; 41,667 options vest on December 1, 2008; and 41,667 options vest on December 1, 2009; provided, that upon the occurrence of a Change-of-Control Event as defined in the Plan, the vesting of such 83,334 options shall accelerate, and they shall automatically vest, to the extent not previously vested, immediately prior to the effective time of such Change-of-Control Event. The other 125,000 options vest and become exercisable upon the occurrence of both of the following events: (A) the Company's common stock reaching a price of at least $5.12 per share (subject to adjustment for stock splits and similar events) for 20 consecutive trading days, and (B) the aggregate amount of Adjusted EBITDA for any four consecutive calendar quarters, commencing with the calendar quarter beginning January 1, 2008, being not less than $70,000,000; provided, that if the conditions specified in clauses (A) and (B) above have not been satisfied on or before the fourth anniversary of the date of grant of such options, the options described in this sentence shall have lapsed without vesting. The shares of common stock acquirable on exercise of these options may not be sold or otherwise transferred (except on the death of Mr. LaBarre) prior to December 27, 2011. The Company may accelerate the vesting schedule at any time or times in its discretion. The foregoing description of the provisions of the stock options awarded to Mr. LaBarre does not purport to be complete and is qualified in its entirety by reference to the Stock Option Agreement between the Company and Mr. LaBarre, the form of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and the Company's 2007 Stock Incentive Plan, which is filed with the Commission as Appendix B of the Company's definitive proxy statement filed with the Commission on May 11, 2007 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Restricted Stock Award Agreement dated as of December 27, 2007, between the Company and Albert W. Weggeman.

10.2	Form of Stock Option Agreement dated as of December 27, 2007, between the Company and Albert W. Weggeman.

10.3	Form of Deferred Compensation Agreement dated as of December 27, 2007, between the Company and Albert W. Weggeman.

10.4	Form of Stock Option Agreement dated as of December 27, 2007, between the Company and Jonathan LaBarre.

10.5	The Company's 2007 Stock Incentive Plan, incorporated herein by reference to Appendix B of the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2008	Stamford Industrial Group, Inc.

	By:	/s/ Jonathan LaBarre
Jonathan LaBarre Chief Financial Officer

Exhibit Index

10.1	Form of Restricted Stock Award Agreement dated as of December 27, 2007, between the Company and Albert W. Weggeman.

10.2	Form of Stock Option Agreement dated as of December 27, 2007, between the Company and Albert W. Weggeman.

10.3	Form of Deferred Compensation Agreement dated as of December 27, 2007, between the Company and Albert W. Weggeman.

10.4	Form of Stock Option Agreement dated as of December 27, 2007, between the Company and Jonathan LaBarre.